UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 14, 2004
Date of Report (Date of earliest event reported)

RLI Corp.
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	0-6612 (Commission File Number)	37-0889946 (I.R.S. Employer Identification No.)

9025 North Lindberg Drive
Peoria, Illinois 61615
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Press Release, dated July 14, 2004 (furnished pursuant to Item 12).

Item 12.  Results of Operations and Financial Condition

        On July 14, 2004, RLI Corp. announced its results of operations for the second quarter of 2004. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by RLI Corp. announcing its second quarter results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 14, 2004	RLI CORP. By: /s/ JOSEPH E. DONDANVILLE Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated July 14, 2004 (furnished pursuant to Item 12).